UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                       BUSINESS OUTSOURCING SERVICES INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                       BUSINESS OUTSOURCING SERVICES INC.
                         1001 SW 5th Avenue, Suite 1100
                               Portland, OR 97204

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON {MEETING DATE}

Dear Stockholder:

Our special meeting of stockholders will be held on {MEETING DATE}, at 10:00 AM (Pacific Time) at 800-885 West Georgia Street, Vancouver, BC Canada V6C 3H1 for the following purposes:

     1. To consider and, if thought fit, to pass a resolution to amend the Articles of Incorporation of the Company by filing a Certificate of Amendment with the Secretary of State of Nevada to correct certain errors in the Articles and add new provisions, as more particularly described in the Proxy Statement;

     2. To consider and, if thought fit, to pass a resolution to adopt the Amended and Restated Bylaws; and

     3. To transact such other business as may properly come before the special meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on {RECORD DATE} as the record date for the determination of the stockholders entitled to notice of, and to vote at, the special meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the special meeting.

WHETHER OR NOT YOU PLAN ON ATTENDING THE SPECIAL MEETING, WE ASK THAT YOU COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE, PLEASE FOLLOW THE VOTING INSTRUCTION SENT TO YOU BY YOUR BROKER, BANK, OR OTHER NOMINEE IN ORDER TO VOTE YOUR SHARES.

EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A VALID PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

Sincerely,

BY ORDER OF THE BOARD OF DIRECTORS


----------------------------------
Guilbert Cuison
President, Secretary Director

                       BUSINESS OUTSOURCING SERVICES INC.
                         1001 SW 5th Avenue, Suite 1100
                                Portland OR 97204

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON {MEETING DATE}

         QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

WHY AM I RECEIVING THESE MATERIALS?

The board of directors of Business Outsourcing Services Inc. ("we", "us", or "our") is soliciting proxies for use at the special meeting of stockholders to be held on {MEETING DATE}, at 10:00 AM (Pacific Time) at 800-885 West Georgia Street, Vancouver, BC Canada V6C 3H1 or at any adjournment of the special meeting. These materials are expected to be first sent or given to our stockholders on or about {MAILING DATE}.

WHAT IS INCLUDED IN THESE MATERIALS?

These materials include:

     *    the notice of the special meeting of stockholders;

     *    this proxy statement for the special meeting of stockholders; and

     *    the proxy card.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                STOCKHOLDER MEETING TO BE HELD ON {MEETING DATE}

WHAT ITEMS WILL BE VOTED ON AT THE SPECIAL MEETING?

Our stockholders will vote on:

     * the approval of the filing of a Certificate of Amendment to the Articles of Incorporation; and

     *    the approval of Amended and Restated Bylaws.

WHAT DO I NEED TO DO NOW?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the special meeting, but you do not need to attend the special meeting in person to vote your shares. Even if you do not plan to attend the special meeting, please complete, sign and return your proxy card.

WHO CAN VOTE AT THE SPECIAL MEETING?

Our board of directors has fixed the close of business on {Record Date} as the record date for the determination of the stockholders entitled to notice of, and to vote at, the special meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the special meeting.

As of the record date, 2,300,000 shares of our common stock were issued and outstanding and, therefore, a total of 2,300,000 votes are entitled to be cast at the special meeting.

HOW MANY VOTES DO I HAVE?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

HOW DO I VOTE MY SHARES?

If you are a stockholder of record, you may vote in person at the special meeting or by proxy.

     * To vote in person, come to the special meeting and we will give you a ballot when you arrive.

     * If you do not wish to vote in person or you will not be attending the special meeting, you may vote by proxy. Please complete, date, sign, and return by mail the enclosed proxy card to the offices of our transfer agent, Routh Stock Transfer, Inc., at 6860 North Dallas Parkway, Suite 200, Plano, Texas 75024. To be represented at the special meeting, the enclosed proxy must be deposited at the offices of our transfer agent at least 48 hours (excluding Saturdays, Sundays, and holidays) before the special meeting or be presented at the special meeting.

If you hold your shares in "street name", you may vote in person at the special meeting or by proxy, in the manner prescribed by your broker, bank or other nominee.

     * You wish to vote in person at the special meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the special meeting.

     * If you do not wish to vote in person or if you will not be attending the special meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A "STREET NAME"
HOLDER?

If your shares are registered directly in your name with our transfer agent, Routh Stock Transfer, Inc., then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the special meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, complete, date, sign, and return each proxy card. If some of your shares are held in "street name," you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

WHAT VOTE IS REQUIRED FOR THE ELECTION OF DIRECTORS OR FOR THE APPROVAL OF A PROPOSAL?

The vote of the holders of a majority of our issued and outstanding stock is required to approve the Certificate of Amendment to the Articles of Incorporation and Amended and Restated Bylaws. Our directors and officers collectively own approximately 69.6% of the outstanding shares of our common stock. We anticipate that our directors and officers will vote in favor of the resolutions and that the resolutions will pass.

HOW ARE VOTES COUNTED?

For the amendment to our Articles of Incorporation you may vote "For", "Against", or "Abstain" for the proposal. Votes that are abstained will be counted towards the vote total for the proposal and thus have the same effect as "Against" votes. Broker non-votes, if any, will not be counted towards the vote total for the proposal and thus have no effect on the outcome of the vote on this proposal.

For the Amended and Restated Bylaws you may vote "For", "Against", or "Abstain" for the proposal. Votes that are abstained will be counted towards the vote total for the proposal and thus have the same effect as "Against" votes. Broker non-votes, if any, will not be counted towards the vote total for the proposal and thus have no effect on the outcome of the vote on this proposal.

A "broker non-vote" occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

WHAT HAPPENS IF I DO NOT MAKE SPECIFIC VOTING CHOICES?

If you are a stockholder of record and you submit a signed proxy card without specifying how you want to vote your shares, the proxy holders will vote your shares in the manner recommended by our board of directors on all proposals.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters.

WHAT IS THE QUORUM REQUIREMENT?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if holders of at least a majority of the stock issued and outstanding and entitled to vote at the special meeting as of the record date are present in person or represented by proxy. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly submit a valid proxy card by mail or present in person at the special meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the stockholders entitled to vote at the special meeting, present in person or represented by proxy will have power to adjourn the special meeting from time to time until a quorum will be present.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

Our board of directors recommends that you vote your shares:

     * "For" the filing of a Certificate of Amendment to the Articles of Incorporation; and

     *    "For" the adoption of the Amended and Restated Bylaws.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the special meeting. If you are a stockholder of record, after revoking your proxy, you may vote again on a later date by signing and returning a new proxy card with a later date or by attending the special meeting in person. YOUR ATTENDANCE AT THE SPECIAL MEETING WILL NOT AUTOMATICALLY REVOKE YOUR PROXY UNLESS YOU VOTE AGAIN AT THE SPECIAL MEETING OR SPECIFICALLY REQUEST IN WRITING THAT YOUR PRIOR PROXY BE revoked. If you are a stockholder of record, you may revoke your proxy by doing any one of the following:

     *    You may submit another proxy card with a later date;

     * You may send a written notice that you are revoking your proxy to us at Business Outsourcing Services Inc., 1001 SW 5th Avenue, Suite 1100, Portland, OR 97204, Attention: President before the date of the special meeting; or

     *    You may attend the special meeting and vote in person.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

HOW CAN I ATTEND THE SPECIAL MEETING?

You may call us at 503-206-0935 if you want to obtain information or directions to be able to attend the special meeting and vote in person.

You may be asked to present valid picture identification, such as a driver's license or passport, before being admitted to the special meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the special meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

WHO PAYS FOR THE COST OF PROXY PREPARATION AND SOLICITATION?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for their services other than their regular salaries.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

                           FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company's or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

                                    CURRENCY

Unless otherwise specified, all dollar amounts are expressed in United States dollars

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following tables set forth, as of {RECORD DATE}, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

In the following tables, we have determined the number and percentage of shares beneficially owned in accordance with Rule 13d-3 of the SECURITIES EXCHANGE ACT OF 1934 based on information provided to us by our controlling stockholder, executive officers and directors, and this information does not necessarily indicate beneficial ownership for any other purpose. In determining the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we include any shares as to which the person has sole or shared voting power or investment power, as well as any shares subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days.

SECURITY OWNERSHIP OF MANAGEMENT

                              Name and address of                 Amount and nature of         Percent of
Title of class                 beneficial owner                   beneficial ownership          class (1)
--------------                 ----------------                   --------------------          ---------
Common Stock              Guilbert Cuison                            800,000 Direct              34.8%
                          1001 SW 5th Avenue, Suite 1100
                          Portland, OR 97204

Common Stock              Jerome Golez                               800,000 Direct              34.8%
                          1001 SW 5th Avenue, Suite 1100
                          Portland, OR 97204

Common Stock              Directors & Executive Officers as
                          a Group (2 Persons)                      1,600,000 Direct              69.6%

(1) Percentage of ownership is based on 2,300,000 shares of our common stock issued and outstanding as of {RECORD DATE}. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

CHANGES IN CONTROL

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer of our company at any time since the beginning of our fiscal year ended November 30, 2010 and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon.

                                   PROPOSAL 1

            APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION

Our board of directors is asking our stockholders to approve the Certificate of Amendment to Articles of Incorporation.

The following discussion summarizes the amendments to the current Articles of
Incorporation:

SECTION 4 BOARD OF DIRECTORS

On Articles of Incorporation was filed in the Nevada Secretary of State's office with incorrect information relating to the names of our directors and officers. Clifford Belgica is listed on our Articles of Incorporation as a director. Mr. Belgica was never intended to be appointed to our board of directors. We would like to correct this information and add supplemental information to our Articles of Incorporation. Section 4 of our Articles of Incorporation would be amended to read as follows:

     Names and Addresses of the Board of Directors/Trustees are: (1) Guilbert Cuison of Block 616 Bedrock Reservoir Road, Singapore, 470616 and (2) Jerome Golez of Block 117 Bishan St., Singapore, 570117

Also, the following provisions will be added to Section 4:

     4.1  Number of Directors.

     The number of the directors constituting the entire Board will be not less than one (1) nor more than fifteen (15) as fixed from time to time by vote of the majority of the entire Board, provided, however, that the number of directors will not be reduced so as to shorten the term of any director at the time in office.

     4.2  Vacancies.

     Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen will hold office during the remainder of the term of office of the resigning director.

APPENDIX

The following sections would be added as an appendix to our Articles of
Incorporation:

     SECTION 8 ACQUISITION OF CONTROLLING INTEREST

     The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

     SECTION 9 COMBINATIONS WITH INTEREST STOCKHOLDERS

     The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

     SECTION 10 LIABILITY

     To the fullest extent permitted by NRS 78, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for:

          (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

          (b) the payment of distributions in violation of NRS 78.300, as amended.

     Any amendment or repeal of this Section 11 will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

     SECTION 11. INDEMNIFICATION

     11.1 Right to Indemnification.

     The Corporation will indemnify to the fullest extent permitted by law any person (the "Indemnitee") made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) that he or she incurs in connection with such action or proceeding.

     11.2 Inurement

     The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Section 12, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

     11.3 Non-exclusivity of Rights

     The right to indemnification and to the advancement of expenses conferred by this Section 12 are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, these Articles of Incorporation or otherwise.

     11.4 Other Sources

     The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.

     11.5 Advancement of Expenses

     The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

     SECTION 12. BYLAWS

     The Board of Directors is expressly authorized to make, alter and repeal the Bylaws of the corporation, subject to the power of the shareholders of the corporation to change or repeal the Bylaws.

Our board of directors recommends that you vote FOR the approval of the Certificate of Amendment to Articles of Incorporation.

The full text of the Certificate of Amendment to Articles of Incorporation are attached hereto as Exhibit A. The Board encourages shareholders to review Exhibit A in its entirety.

                                   PROPOSAL 2

                    TO AMEND AND RESTATE THE COMPANY'S BYLAWS

Our Board requests the approval of the holders of a majority of our outstanding common stock of the amendment and restatement of our Bylaws (the "Amended and Restated Bylaws"). Our Board believes the Amended and Restated Bylaws are in the best interests of our company as they provide our company with the flexibility necessary to carry out our business plan and attract potential strategic partners.

The Amended and Restated Bylaws will also be more consistent with Nevada law as it relates to actions which are permissible by the Board and which do not customarily require shareholder approval.

Therefore, the Board believes that the Amended and Restated Bylaws will make the administration of the future operations of the Company more efficient and provide more flexibility for the management of the Company within the limits of applicable law, including, allowing the Board to set the number of Directors, fill vacancies in the Board or amend the bylaws, without the time or expense required to call for a meeting of shareholders, and providing for a majority, rather than unanimous, consent of shareholders to take action on a matter in writing in lieu of a shareholders meeting. The adoption of the Amended and Restated Bylaws will not alter the directors' fiduciary obligations to the Company.

The following discussion briefly summarizes the significant differences between the current Bylaws of the Company (the "Old Bylaws") and the Amended and Restated Bylaws.

ANNUAL MEETINGS

The Old Bylaws require an annual meeting each year. The Amended and Restated Bylaws remove this requirement as holding an annual general meeting is not a requirement under the Nevada Revised Statues.

QUORUM

The Old Bylaws set quorum for a shareholders' meeting at a majority of the outstanding shares of the Company entitled to vote to at the meeting. The Amended and Restated Bylaws set quorum for a shareholders' meeting at ten percent of the outstanding shares of the Company entitled to vote at the meeting.

SPECIAL MEETINGS OF STOCKHOLDERS

The Old Bylaws provide that special meetings of the stockholders may be called by the Board of Directors, the President, or by the holders of not less than one-tenth (1/10) of all of the shares of the Company entitled to vote at such meeting. The Amended and Restated Bylaws provide that special meetings of the stockholders may be called by the President or the Secretary by resolution of the Board of Directors or at the request in writing of stockholders owning a majority entitled to vote.

PROXY

The Old Bylaws provide that proxies shall not be valid after the expiration of eleven (11) months of the date thereof, unless provided otherwise in the proxy. The Amended and Restated Bylaws remove this section.

ACTION BY SHAREHOLDERS IN LIEU OF MEETING

The Old Bylaws require unanimous written consent in order for the Company's shareholders to take action without a meeting of shareholders. The Amended and Restated Bylaws reduce this requirement to provide that shareholders may take action without a meeting if such action is approved by the written consent of shareholders holding a majority of the voting power of the Company, thereby allowing our shareholders to take action by written consent, with the same approval thresholds as required for meetings, without the necessity of calling a special meeting.

NUMBER OF DIRECTORS

The Old Bylaws provide that the number of directors of the Company shall be established by resolution of the shareholders of the Company. The Amended and Restated Bylaws state that the number of directors of the Company shall be established by resolution of the Board of Directors or shareholders of the Company.

BOARD VACANCIES

The Old Bylaws require that vacancies on the Board of Directors may be filled by the affirmative vote of the majority of shareholders of the Company. The Amended and Restated Bylaws allow vacancies to be filled by either the affirmative vote of the majority of shareholders or a majority of the remaining directors, thereby allowing the Company to more timely and efficiently bolster and complement the current slate of directors with additional qualified persons whose background and skills will benefit the Company and its operations.

REMOVAL OF DIRECTORS

Under the Old Bylaws, any director may be removed with or without cause by the vote of holders of a majority of the shares entitled to vote at an election of directors. The Amended and Restated Bylaws increase this requirement by providing that any director may be removed from office by the vote of holders of two-thirds (2/3) of the voting power of the Company.

INDEMNIFICATION

Although both the Old Bylaws and Amended and Restated Bylaws provide for the indemnification of directors or officers of the Company to the full extent permitted by law, the Amended and Restated Bylaws also provide additional detail with respect to the types of claims for which such individuals may be indemnified, exceptions to the Company's indemnification requirements, expense reimbursement, determination that indemnification is proper, and insurance.

AMENDMENT

The Old Bylaws provide that the bylaws may be amended by the vote of a majority of the shareholders of the Company, while the Amended and Restated Bylaws state that the bylaws may be amended by shareholders or the Board of Directors.

The Amended and Restated Bylaws also include administrative and stylistic changes which have not been detailed herein. The full text of the Amended and Restated Bylaws are attached hereto as Exhibit B. The Board encourages shareholders to review Exhibit B in its entirety.

The Board of Directors unanimously recommends a vote "FOR" the approval of The Amended and Restated Bylaws.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
                    OR INDIVIDUAL COMPENSATION ARRANGEMENTS

The following table summarizes certain information regarding our equity compensation plan or individual compensation arrangements as at November 30, 2010:

                      Equity Compensation Plan Information


                                Number of Securities to be                                           Number of Securities
                                 Issued Upon Exercise of         Weighted-Average Exercise         Remaining Available for
                                   Outstanding Options,        Price of Outstanding Options,       Future Issuance Under
                                   Warrants and Rights             Warrants and Rights           Equity Compensation Plans
   Plan Category                           (a)                             (b)                      (excluding column (a))
   -------------                   -------------------             -------------------           -------------------------
Equity Compensation Plans                  Nil                             Nil                               Nil
Approved by Security
Holders

Equity Compensation Plans Not              Nil                             Nil                               Nil
Approved by Security Holders

     Total                                 Nil                             Nil                               Nil

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the special meeting other than elections to office.

                        "HOUSEHOLDING" OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single proxy statement annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

                              STOCKHOLDER PROPOSALS

We have historically not held annual meetings of stockholders and if we decide to hold an annual meeting of stockholders, the deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of stockholders is a reasonable time before we begin to print and send our proxy materials. Proposals received after such time will be considered untimely. In addition, the acceptance of such proposals is subject to the Securities and Exchange Commission guidelines.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to Business Outsourcing Services Inc., 1001 SW 5th Avenue, Suite 1100, Portland OR 97204 , Attention: President.

                       WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with certain Canadian securities regulatory authorities and with the Securities and Exchange Commission in the United States. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission's website at www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at www.sedar.com.

                                  OTHER MATTERS

Our board of directors does not intend to bring any other business before the special meeting, and so far as is known to our board of directors, no matters are to be brought before the special meeting except as specified in the notice of the special meeting.

BY ORDER OF THE BOARD OF DIRECTORS


----------------------------------
Guilbert Cuison
President, Secretary Director

                                   EXHIBIT A
              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

ROSS MILLER
Secretary of State
254 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov


Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)


                                              ABOVE SPACE IS FOR OFFICE USE ONLY

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of Corporation:

Business Outsourcing Services Inc.

2. The articles have been amended as follows (provide article numbers, if available):

2. Names and Addresses of the Board of Directors/Trustees are: (1) Guilbert Cuison of Block 616 Bedrock Reservoir Road, Singapore, 470616 and (2) Jerome Golez of Block 117 Bishan St., Singapore, 570117

5. Purpose - see attached schedule

ADDITIONAL PROVISIONS - see attached schedule





3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 71.4% of the voting power

4. Effective date of filing (optional):
                  (must be no later than 90 days after the certificate is filed)


5. Signature (Required)


X____________________________________

* If any proposed amendment would alter or change any preferences or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote. In addition to the affirmative vote otherwise required of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

                                   SCHEDULE A
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                       BUSINESS OUTSOURCING SERVICES INC.


SECTION 4 BOARD OF DIRECTORS

4.1 Number of Directors.

The number of the directors constituting the entire Board will be not less than one (1) nor more than fifteen (15) as fixed from time to time by vote of the majority of the entire Board, provided, however, that the number of directors will not be reduced so as to shorten the term of any director at the time in office.

4.2 Vacancies.

Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen will hold office during the remainder of the term of office of the resigning director.

SECTION 5 PURPOSE

The nature of the business of the Corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity.

                              ADDITIONAL PROVISIONS

SECTION 8 ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

SECTION 9 COMBINATIONS WITH INTEREST STOCKHOLDERS

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

SECTION 10 LIABILITY

To the fullest extent permitted by NRS 78, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for:

     (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

     (b)  the payment of distributions in violation of NRS 78.300, as amended.

Any amendment or repeal of this Section 10 will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

SECTION 11. INDEMNIFICATION

11.1 Right to Indemnification.

The Corporation will indemnify to the fullest extent permitted by law any person (the "Indemnitee") made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) that he or she incurs in connection with such action or proceeding.

11.2 Inurement

The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Section 11, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

11.3 Non-exclusivity of Rights

The right to indemnification and to the advancement of expenses conferred by this Section 11 are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, these Articles of Incorporation or otherwise.

11.4 Other Sources

The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.

11.5 Advancement of Expenses

The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

SECTION 12. BYLAWS

The Board of Directors is expressly authorized to make, alter and repeal the Bylaws of the corporation, subject to the power of the shareholders of the corporation to change or repeal the Bylaws.

                                   EXHIBIT B
                           AMENDED AND RESTATED BYLAWS
                                       OF

                       BUSINESS OUTSOURCING SERVICES INC.

                              A NEVADA CORPORATION


                                    ARTICLE 1
                                  STOCKHOLDERS

SECTION 1 ANNUAL MEETING

Annual meetings of the stockholders of Business Outsourcing Services Inc. (the "Corporation"), shall be held on the day and at the time as may be set by the Board of Directors of the Corporation (the "Board of Directors") from time to time, at which annual meeting the stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.

SECTION 2 SPECIAL MEETINGS

Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President or the Secretary by resolution of the Board of Directors or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose of the proposed meeting.

SECTION 3 PLACE OF MEETINGS

All annual meetings of the stockholders shall be held at the registered office of the Corporation or at such other place within or outside the State of Nevada as the Board of Directors shall determine. Special meetings of the stockholders may be held at such time and place within or outside the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

SECTION 4 QUORUM; ADJOURNED MEETINGS

The holders of at least ten percent (10%) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 5 VOTING

Each stockholder of record of the Corporation holding stock which is entitled to vote at a meeting shall be entitled at each meeting of stockholders to one vote for each share of stock standing in their name on the books of the Corporation. Upon the demand of any stockholder, the vote for members of the Board of Directors and the vote upon any question before the meeting shall be by ballot.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to elect members of the Board of Directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

SECTION 6 PROXIES

At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting. All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding officer of the meeting.

SECTION 7 ACTION - WITHOUT MEETING

Any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

                                   ARTICLE 2
                                   DIRECTORS

SECTION 1 MANAGEMENT OF CORPORATION

The business of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

SECTION 2 NUMBER, TENURE, AND QUALIFICATIONS

The number of directors which shall constitute the whole board shall be at least one. The number of directors may from time to time be increased or decreased by resolution of the Board of Directors to not less than one nor more than fifteen. The Board of Directors shall be elected at the annual meeting of the stockholders and except as provided in Section 2 of this Article, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

SECTION 3 VACANCIES

Vacancies in the Board of Directors including those caused by an increase in the number of directors, may be filled by a majority of the remaining Board of Directors, though not less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders. The holders of two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the members of the Board of Directors by vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously.

A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the stockholders fail at any annual or special meeting of stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board of Directors or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

SECTION 4 ANNUAL AND REGULAR MEETINGS

Regular meetings of the Board of Directors shall be held at any place within or outside the State which has been designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors. In the absence of such designation, regular meetings shall be held at the registered office of the Corporation. Special meetings of the Board of Directors may be held either at a place so designated or at the registered office.

Regular meetings of the Board of Directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the Board of Directors.

SECTION 5 FIRST MEETING

The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the meeting of stockholders and at the place thereof. No notice of such meeting shall be necessary to the Board of Directors in order to legally to constitute the meeting, provided a quorum be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

SECTION 6 SPECIAL MEETINGS

Special meetings of the Board of Directors may be called by the Chairman or the President or by any Vice President or by any two directors.

Written notice of the time and place of special meetings shall be delivered personally to each director, or sent to each director by mail, facsimile transmission, electronic mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records or if such address is not readily ascertainable, at the place in which the meetings of the Board of Directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least five (5) days prior to the time of the holding of the meeting. In case such notice is hand delivered, faxed or emailed as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, faxing, emailing or delivery as above provided shall be due, legal and personal notice to such director.

SECTION 7 BUSINESS OF MEETINGS

The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though held at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 8 QUORUM, ADJOURNED MEETINGS

A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Articles of Incorporation. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board of Directors shall be as valid and effective in all respects as if passed by the Board of Directors in regular meeting.

A quorum of the Board of Directors may adjourn any meeting of the Board of Directors to meet again at a stated day and hour-provided, however, that in the absence of a quorum, a majority of the directors present at any meeting of the Board of Directors, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors.

Notice of the time and place of holding an adjourned meeting need not be given to the absent directors if the time and place be fixed at the meeting adjourned.

SECTION 9 COMMITTEES

The Board of Directors may, by resolution adopted by a majority of the Board of Directors, designate one or more committees of the Board of Directors, each committee to consist of at least one or more of the members of the Board of Directors which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

SECTION 10 ACTION WITHOUT MEETING

Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

SECTION 11 SPECIAL COMPENSATION

The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

                                    ARTICLE 3
                                     NOTICES

SECTION 1 NOTICE OF MEETINGS

Notices of meetings of stockholders shall be in writing and signed by the President or a Vice President or the Secretary or an Assistant Secretary or by such other person or persons as the Board of Directors shall designate. Such notice shall state the purpose or purposes for which the meeting of stockholders is called and the time and the place, which may be within or without this State, where it is to be held. A copy of such notice shall be delivered personally to, sent by facsimile transmission or electronic mail or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a Corporation or association, or to any member of a partnership shall constitute delivery of such notice to such Corporation, association or partnership. In the event of the transfer of stock after delivery of such notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

SECTION 2 EFFECT OF IRREGULARLY CALLED MEETINGS

Whenever all parties entitled to vote at any meeting, whether of the Board of Directors or stockholders, consent, either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if they had been approved at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting, and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

SECTION 3 WAIVER OF NOTICE

Whenever any notice is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE 4
                                   OFFICERS

SECTION 1 ELECTION

The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer, none of whom need be directors of the Corporation. Any person may hold two or more offices. The Board of Directors may appoint a Chairman of the Board of Directors, Vice Chairman of the Board of Directors, one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries.

SECTION 2 CHAIRMAN OF THE BOARD

The Chairman of the Board of Directors shall preside at meetings of the stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

SECTION 3 VICE CHAIRMAN OF THE BOARD

The Vice Chairman of the Board of Directors shall, in the absence or disability of the Chairman of the Board of Directors, perform the duties and exercise the powers of the Chairman of the Board of Directors and shall perform such other duties as the Board of Directors may from time to time prescribe.

SECTION 4 PRESIDENT

The President shall be the Chief Executive Officer of the Corporation and shall have active management of the business of the Corporation.

SECTION 5 VICE PRESIDENT

The Vice President shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. The Vice President shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice Presidents or may otherwise specify the order of seniority of the Vice Presidents. The duties and powers of the President shall descend to the Vice Presidents in such specified order of seniority.

SECTION 6 SECRETARY

The Secretary shall act under the direction of the President. Subject to the direction of the President, the Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings. The Secretary shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the President or the Board of Directors.

SECTION 7 ASSISTANT SECRETARIES

The Assistant Secretaries shall act under the direction of the President. In order of their seniority, unless otherwise determined by the President or the Board of Directors, they shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

SECTION 8 TREASURER

The Treasurer shall act under the direction of the President. Subject to the direction of the President, the Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the Treasurer's office and for the restoration to the Corporation, in case of Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation.

SECTION 9 ASSISTANT TREASURERS

The Assistant Treasurers in the order of their seniority, unless otherwise determined by the President or the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

SECTION 10 COMPENSATION

The salaries and compensation of all officers of the Corporation shall be fixed by the Board of Directors.

SECTION 11 REMOVAL; RESIGNATION

The officers of the Corporation shall hold office at the pleasure of the Board of Directors. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

                                    ARTICLE 5
                                  CAPITAL STOCK

SECTION 1 CERTIFICATES

Every stockholder shall be entitled to have a certificate signed by the President or Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate, which the Corporation shall issue to represent such stock.

If a certificate is signed (1) by a transfer agent other than the Corporation or its employees or (2) by a registrar other than the Corporation or its employees, the signatures of the officers of the Corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, such certificate may be issued with the same effect as though the person had not ceased to be such officer. The seal of the Corporation, or a facsimile thereof, may, but need not be, affixed to certificates of stock.

SECTION 2 SURRENDERED, LOST OR DESTROYED CERTIFICATES

The Board of Directors may direct a certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

SECTION 3 REPLACEMENT CERTIFICATES

Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation, if it is satisfied that all provisions of the laws and regulations applicable to the Corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

SECTION 4 RECORD DATE

The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such distribution, or to give such consent, and in such case, such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive payment of such distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

SECTION 5 REGISTERED OWNER

The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and distribution, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

                                   ARTICLE 6
                               GENERAL PROVISIONS

SECTION 1 REGISTERED OFFICE

The registered office of this Corporation shall be in the State of Nevada.

The Corporation may also have offices at such other places both within and outside the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

SECTION 2 DISTRIBUTIONS

Distributions upon capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Distributions may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Articles of Incorporation.

SECTION 3 RESERVES

Before payment of any distribution, there may be set aside out of any funds of the Corporation available for distributions such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing distributions or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

SECTION 4 CHECKS; NOTES

All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

SECTION 5 FISCAL YEAR

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

SECTION 6 CORPORATE SEAL

The Corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the Corporation and the words "Corporate Seal" and "Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                   ARTICLE 7
                                INDEMNIFICATION

SECTION 1 INDEMNIFICATION OF OFFICERS AND DIRECTORS, EMPLOYEES AND OTHER PERSONS

Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another Corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the General Corporation Law of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

SECTION 2 INSURANCE

The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another Corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

SECTION 3 FURTHER BYLAWS

The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Nevada.

                                   ARTICLE 8
                                  AMENDMENTS

SECTION 1 AMENDMENTS BY BOARD OF DIRECTORS

The Board of Directors, by a majority vote of the Board of Directors at any meeting may amend these Bylaws, including Bylaws adopted by the stockholders, but the stockholders may from time to time specify particular provisions of the Bylaws, which shall not be amended by the Board of Directors.

                                   ARTICLE 9
                         TRANSACTIONS WITH STOCKHOLDERS

SECTION 1 ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by NRS 78.378 through 78.3793, inclusive, of the Nevada PRIVATE CORPORATIONS ACT.

SECTION 2 COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by NRS 78.411 through 78.444, inclusive, inclusive, of the Nevada PRIVATE CORPORATIONS ACT.

APPROVED AND ADOPTED this ____ day of ___________________, 2011.


_________________________________
Guilbert Cuison
President, Secretary and Director

                                   CERTIFICATE

I hereby certify that I am the Secretary of Business Outsourcing Services Inc., and that the foregoing Bylaws, constitute the code of Bylaws of Business Outsourcing Services Inc., as duly adopted by the majority stockholders of the Corporation on _________________________, 2011.

DATED this ______ day of ________________, 2011.


_________________________________
Guilbert Cuison
Secretary

EXHIBIT C
                                  FORM OF PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                       BUSINESS OUTSOURCING SERVICES INC.

               PROXY - ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                                 {Meeting Date}

      The undersigned hereby appoints {Name of proxyholder}, proxy of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Business Outsourcing Services Inc.(the "Company") which the undersigned is entitled to vote at the Annual and Special Meeting of Stockholders of the Company to be held at the Company's solicitors at 800-885 West Georgia Street, Vancouver, BC V6C 3H1, on {Meeting Date}, at 10:00 AM local time, or at any adjournment thereof.

      The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual and Special Meeting and Proxy Statement, both dated {Proxy date}.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED TO APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION, AND TO APPROVE THE AMENDED AND RESTATED BYLAWS.

                                                      For     Against    Abstain
                                                      ---     -------    -------
1. To approve the Certificate of Amendment to our     [ ]       [ ]        [ ]
    Articles of Incorporation

2. To approve the Amended and Restated Bylaws         [ ]       [ ]        [ ]

NOTE: Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a corporation gives a proxy, an authorized officer should sign it.

------------------------------------        ------------------------------------
Signature                                   Date


------------------------------------        ------------------------------------
Signature                                   Date

            PLEASE COMPLETE EACH SECTION OF THIS PROXY CARD AND MAIL
                           IN THE PROVIDED ENVELOPE.